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                                                                    Exhibit 99.1

                                PROMISSORY NOTE

                            SECURED BY DEED OF TRUST




$350,000.00                                                        June 15, 2001

                                                              Irvine, California



     FOR VALUE RECEIVED, the undersigned, BRIAN E. FIRESTONE (the "Employee") and KATHLEEN D. FIRESTONE (jointly and severally, the "Borrowers"), promise to pay to EMACHINES, INC., a Delaware corporation ("Lender"), at 14350 Myford Road, Bldg. 100, Irvine, California, 92606 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of Three Hundred Fifty Thousand Dollars ($350,000.00), on the following terms:

     1.   Payment:  Upon the occurrence of a Maturity Event (as defined herein),
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the entire principal amount of Three Hundred Fifty Thousand Dollars
($350,000.00) and all allowed interest shall be immediately due and payable in lawful money of the United States.

     2.   Security:  This Note is secured by: a deed of trust of even date
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herewith made by Borrowers, as trustors, to First American Title Insurance
Company, as trustee, (the "Trustee") for Lender, as beneficiary, (the "Deed of Trust") encumbering certain real property being 8 Vineyard Way, Kentfield, California 94904 (the "Property"), described with particularity in the Deed of Trust.

     3.   Maturity Event:  Upon the occurrence of a Maturity Event (as
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hereinafter defined), the entire principal amount of the Loan and any other sums due hereunder, shall become
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immediately due and payable without further demand or notice to Borrowers. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

          (a) Employee's employment with Lender ceases or terminates for any reason.

          (b)  Upon reaching June 15, 2003.

          (c) There shall occur any default in the performance of any obligation of Borrowers contained in the Deed of Trust or the First Deed of Trust, as defined herein below, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrowers for the purpose of securing this Note.

          (d) Borrowers, without the prior written consent of Lender, voluntarily or by operation of law, sell, convey, assign or otherwise transfer or agree to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Property.

          (e) Borrowers (i) admit in writing an inability to pay debts, (ii) make an assignment for the benefit of creditors, (iii) file a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate assets under arrangement with creditors, or liquidate Borrowers' assets under court supervision, (iv) have an involuntary petition in bankruptcy filed against him or her that is not discharged within sixty (60) days after such petition is filed, or (v) apply for or permit the appointment of a receiver or trustee or custodian for any of Borrowers' property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

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          (f)  Borrowers breach any representation or warranty contained herein or in the Deed of Trust, or any agreement or instrument executed in connection with this loan proves to have been false or misleading.

          (g) Borrowers fail to execute, acknowledge and deliver the Deed of Trust concurrently with this Note.

          (h)  Employee's death.

     4.   Interest:  Interest on the outstanding principal balance of this Note
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shall accrue at the rate of four and 15/100 percent (4.15%) per annum.  Upon the failure of Borrowers to pay the outstanding principal balance after a Maturity Event, interest on the outstanding principal balance shall thereafter accrue at the rate of twelve percent (12%) per annum, or if lower, the highest rate
permitted by applicable law.   Interest shall be calculated on the basis of a
three hundred sixty (360) day year consisting of twelve (12) months, and shall compound annually.

     5.   Borrower's Representations:  Borrowers hereby make the following
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representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:

          (a)  Borrowers have good and marketable title to the Property.

          (b) The consent of no other person or entity is required to grant the security interest in the Property to the Lender evidenced by the Deed of Trust.

          (c) There are no actions, proceedings, claims or disputes pending or, to the Borrowers' actual knowledge threatened against or affecting the Borrowers or the Property.

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     6.   Borrower's Additional Obligations:  Borrowers shall take any and all
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further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property, subject only to the First Deed of Trust. Borrowers shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrowers have good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a security interest in the Property to the Lender; and (iii) there is no other deed of trust, mortgage or encumbrance against the Property other than the First Deed of Trust. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid second-priority lien on the Property, Borrowers shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrowers to comply with the provisions of this Paragraph 6 shall be deemed a default under the Note and the Deed of Trust.

     7.   Deed of Trust:  As used herein, "Deed of Trust" shall mean the deed of
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trust by Borrowers to First American Title Insurance Company, as trustee, (the
"Trustee") for the benefit of Lender, as beneficiary, securing a loan in the original principal amount of Three Hundred Fifty Thousand Dollars ($350,000.00).

     The Deed of Trust provides, among other things, as follows:

               If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

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     8.   First Deed of Trust:  As used herein, "First Deed of Trust" shall mean
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the deed of trust constituting a first-priority lien against the Property, by
Borrower to TIM, Inc., as trustee, for the benefit of Bank of America, FSB, as beneficiary, securing a loan in a principal amount not in excess of Nine Hundred Seventy-Six Thousand Dollars ($976,000).

     9.   Attorneys' Fees:  In the event of Borrowers' default hereunder,
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Borrowers shall pay all costs of collection, including reasonable attorneys'
fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     10.  Waiver:  The waiver by Lender of any breach of or default under any
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term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

     11.  No Usury:  Borrowers hereby represent and warrant that at no time
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shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrowers and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by law, then it is Borrowers' and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has

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been paid in full, refunded to Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     12.  Prepayment:  Borrowers may prepay all or any portion of this Note at
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any time prior to the stated maturity date, with no premium or penalty.

     13.  Notice:  This Note is subject to Section 2924(i) and 2966 of the
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California Civil Code which provides that the holder of this Note shall give written notice to Borrowers or their successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) as least ninety (90) days and not more than one hundred and fifty (150) days before any Balloon Payment is due.

     14.  General Provisions:  This Note shall be governed by and construed in
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accordance with the laws of the State of California.  The maker of this Note hereby waives presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrowers hereby waive the defense of the statute of limitations in any action on this Note to the extent permitted by law.

     15. THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT

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OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN.
THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF
THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.


                                    AS BORROWERS:

                                    /s/ Brian E. Firestone
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                                    Brian E. Firestone


                                    /s/ By Brian Firestone
                                    ------------------------------
                                    Kathleen D. Firestone
                                    Her attorney in fact

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